Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED
Redacted portions are indicated by [***]

CHEMICAL CELLULOSE PURCHASE AND SALE AGREEMENT
BY AND BETWEEN
RAYONIER A.M. SALES AND TECHNOLOGY, INC.
AND
EASTMAN CHEMICAL COMPANY

This Chemical Cellulose Purchase and Sale Agreement (“the Agreement”), effective as of January 1, 2016 (the “Effective Date”) is by and between RAYONIER A.M. SALES AND TECHNOLOGY INC., as seller (“RAYONIER AM”) and EASTMAN CHEMICAL COMPANY, as purchaser (“EASTMAN”). Rayonier AM and Eastman may be referred to herein individually as a “Party” or collectively as the “Parties”.

WHEREAS, RAYONIER AM is engaged in the business of manufacturing, marketing and selling, among other products, chemical cellulose, also referred to as high purity dissolving wood pulp; and

WHEREAS, EASTMAN procures chemical cellulose as a raw material for use in the manufacture of several of its end use products; and

WHEREAS, RAYONIER AM and EASTMAN are parties to that certain Chemical Cellulose Agreement, dated as of January 1, 2012, as has been amended from time to time (the “Prior Agreement”); and

WHEREAS, it is the intention of the Parties that this Agreement will replace and supersede in its entirety the Prior Agreement as of the Effective Date.

NOW THEREFORE, in consideration of the foregoing recitals, and the premises and mutual consideration set forth herein, the Parties agree as follows:

    1. Quantities to be Purchased and Sold.

(a) Commencing on the Effective Date, EASTMAN agrees to purchase from RAYONIER AM, and RAYONIER AM agrees to sell to EASTMAN, the following quantities of chemical cellulose in each of the calendar years specified below:

Year            [***]

Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED
Redacted portions are indicated by [***]

2016            [***]

2017            [***]

2018            [***]

2019            [***]

(b)    In no event will EASTMAN’s obligation to purchase chemical cellulose in any calendar year be less than the quantities stated in subsection (a) above.

(c)    The term “Dissolving Wood Pulp” or “DWP” shall mean a raw material used and purchased by EASTMAN (including its affiliates, subsidiaries and joint ventures to the extent EASTMAN controls DWP purchasing for same) that is (i) chemical cellulose, (ii) a product having specifications and performance characteristics similar to chemical cellulose, or (iii) a substitute for chemical cellulose in the manufacture of EASTMAN’s end products. [***]

(d)    The term “Products” shall mean the grades of chemical cellulose designated by RAYONIER AM [***], and such other grades of chemical cellulose as may be added hereto by written agreement of the parties. The names and identification numbers for such grades are as follows:

[***]        [***]
[***]              [***]        [***]

[***]

[***]             [***]
[***]               [***]        [***]
[***]             [***]

[***]

[***]              [***]         [***]
[***]               [***]

Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED
Redacted portions are indicated by [***]

(e)    [***]

(f)    To facilitate better forecasting, production planning and confirmation of compliance with the volume-related terms of this Agreement, RAYONIER AM and EASTMAN shall comply with the procedures and reporting obligations detailed in Addendum 2 attached hereto and by reference made a part hereof.

2. Price.

(a)    [***] for each grade of chemical cellulose on the Effective Date shall be as specified in the Price Addendum (Addendum 1a) [***] which are attached hereto and made a part hereof. The Price Addendum shall be updated from time to time to reflect any changes in price contemplated by the terms of this Agreement.

(b)    So long as EASTMAN purchases and pays the prices set forth in the Price Addendum for the quantities required to be purchased as set forth in Article 1(a), RAYONIER AM agrees to [***] and (ii) comply with the terms set forth in Article 2(c) below. [***]

    (c)    [***]
[***]

3. Term. This Agreement shall continue in effect from January 1, 2016 through December 31, 2019 (the “Term”).

4. Terms of Payment: The terms shall be payment for Products purchased by EASTMAN shall be that EASTMAN will pay all invoices [***] Wire instructions will be provided by RAYONIER AM. The amount and timing of billing for Products purchased by EASTMAN are addressed in the Pricing Addendum.

5. Audit Rights.

(a) Each of EASTMAN and RAYONIER AM shall have reasonable audit rights regarding, [***] Specifically, each Party shall be able to inspect the other’s records (via a mutually agreed-upon third party, approval not to be unreasonably withheld) to verify the various calculations described in this Article 5(a). For purposes of ensuring effectiveness of the audits, each Party agrees to maintain copies of all relevant records for not less than three (3) years from the end of the Term. Audit rights hereunder shall be limited to one (1) audit per calendar year per party, and such audits may only be requested during the first three (3) months following the end

Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED
Redacted portions are indicated by [***]

of the calendar year which is the subject of the audit. Any resulting audit report shall be completed and delivered to the audited party within six (6) months following the end of the calendar year covered by the audit.  The auditor performing such audit shall be required to sign a reasonable confidentiality agreement provided by the Party to be audited, [***]

(b) Upon receipt by either Party of an audit report showing noncompliance, within ten (10) days the Parties shall meet (in person or telephonically) to discuss the applicable audit issues and work in good faith to mutually agree upon [***] The fees and expenses of the auditor shall be paid by the auditing Party, unless noncompliance valued at in excess of [***]is found, in which case such fees and expenses shall be paid by the audited Party. In the event of any dispute over such matters that the Parties cannot themselves resolve, either Party may invoke dispute resolution as described in Article 7 below.

(c) To facilitate compliance with the calculations described in Article 5(a)(i), (ii) and (iii) above, a corporate officer of the Party responsible for the applicable calculation (i.e., in the case of (i) above; RAYONIER AM; in the case of (ii) above, EASTMAN; and in the case of (iii) above, both Parties) shall confirm by each January 30, beginning January 30, 2017, that they have complied with the requirements of Article 5(a)(i), (ii) and/or (iii), as applicable to them, during the preceding calendar year.

6. Confidentiality. Subject to and except for their respective obligations under applicable law, including their disclosure obligations under federal securities laws, the Parties agree that they shall treat this Agreement, including its contents and all information contained in the Addenda (collectively, the “Information”), as confidential. Neither Party shall disclose the Information to any person or entity not directly affiliated with such Party, other than outside legal counsel and external auditors, unless legally compelled to do so, and then only upon timely prior notice to the other Party to allow sufficient time to contest any such disclosure.

7. Dispute Resolution. This Article 7 sets forth the exclusive method of resolving disputes, controversies and claims arising out of or relating to this Agreement (a “Dispute”).

(a) Either Party seeking resolution of any Dispute shall provide written notice thereof to the other party (the “Initial Notice”), and within thirty (30) days of the delivery of the Initial Notice, the parties shall meet at a mutually agreed location in [***]and shall attempt in good faith to negotiate a resolution of the Dispute. The negotiations shall be conducted by executives who hold, at a minimum, the title of vice president and who have authority to settle the Dispute. All such negotiations shall be confidential and shall be treated as compromise and settlement negotiations for purposes of applicable rules of evidence. If the parties are unable for any reason

Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED
Redacted portions are indicated by [***]

to resolve a Dispute within thirty (30) days after the delivery of such notice the Dispute shall be submitted to mediation in accordance with subarticle (b) below.

(b) Any Dispute not resolved pursuant to subarticle (a) above shall, at the written request of a party (a “Mediation Request”), be submitted to nonbinding mediation conducted as mutually agreed by the parties or, if no such agreement is reached, in accordance with the then current [***] except as modified herein. The mediation shall be held in [***]. The Parties shall have twenty (20) days from receipt by a Party of a Mediation Request to agree on a mediator. If no mediator has been agreed upon by the Parties within twenty (20) days of receipt by a Party of a Mediation Request, then a Party may request (on written notice to the other party), that [***] appoint a mediator in accordance with the [***] All mediations pursuant to this Article 7 shall be confidential and shall be treated as compromise and settlement negotiations for purposes of applicable rules of evidence. No Party shall disclose or permit the disclosure of any information about the evidence adduced or the documents produced by the other Party in the mediation proceedings or about the existence, contents or results of the mediation without the prior written consent of such other Party.

(c) In the event that a Dispute has not been resolved within ninety (90) days after receipt by a Party of a Mediation Request, or within such longer period as the Parties may mutually agree to in writing, then such Dispute shall, upon the written request of a Party (the “Arbitration Request”) be submitted to be finally resolved by binding arbitration pursuant to the [***] (as such rules are modified by the terms of this Agreement, or as may be further modified by mutual agreement of the Parties). The arbitration shall be held in [***].

(d)Any Dispute to be arbitrated pursuant to this Article 7 will be decided by a panel of three (3) arbitrators. The panel of three (3) arbitrators will be chosen as follows: (x) within fifteen (15) days from the date of the receipt of the Arbitration Request, each party will name an arbitrator meeting the qualifications set forth in subsection (e) below; and (y) the two (2) party-appointed arbitrators will thereafter, within thirty (30) days from the date on which the second of the two (2) arbitrators was named, name a third arbitrator meeting the qualifications of subarticle (e) below, who will act as chairperson of the arbitral tribunal. In the event that either Party fails to name an arbitrator within fifteen (15) days from the date of receipt of the Arbitration Request, then upon written application by either Party, that arbitrator shall be appointed pursuant to the AAA Commercial Arbitration Rules and Mediation Procedures. [***]The award of the Arbitration Panel shall be final and binding on the Parties, and may be enforced in any court of competent jurisdiction. Any Party seeking to enforce an award in court will seek to ensure that the pleadings in any such action are sealed as is reasonably practicable and permitted by such court, including without limitation, by moving to maintain the pleading and the record as sealed.

Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED
Redacted portions are indicated by [***]

(e)impartially, be qualified with regard to the subject matter of the Dispute, and be free from any conflict of interest, the Arbitration Panel shall be selected such that the Members shall (i) be qualified in the area of complex commercial litigation and will have had at least twenty (20) years experience as a commercial litigator; (ii) have no interest, financial or otherwise, in the Parties or the Agreement beyond payment of their fees and expenses for serving on the Arbitration Panel; (iii) have not been previously or currently employed or engaged in any capacity (other than as a Member of the Arbitration Panel) by the Parties, or have personal or professional relationships with the Parties, unless such employment, engagement, or relationships have been disclosed in writing to all Parties prior to selection of the Arbitration Panel and the Parties have agreed to waive same; (iv) not advise or otherwise communicate ex parte in any way with the Parties following their appointment as a Member; and (v) treat the details of this Agreement and all the Arbitration Panel’s activities and hearings as private and confidential, and not publish or disclose them without the prior written consent of the Parties.

(f)Within ten (10) days of notice of confirmation of the Arbitration Panel, which includes confirmation by the AAA that Members are free of conflicts, as discussed in Section (c), the Parties’ legal counsel or representatives shall meet, in person or telephonically, to discuss a schedule for the arbitration proceeding, including a schedule for any necessary, reasonable discovery. Following this preliminary meeting, the Arbitration Panel shall schedule a preliminary hearing conference with the Parties, which may be in person or telephonic, not less than eleven (11) days and not more than fifteen (15) days after the confirmation of the Arbitration Panel. The purpose of this scheduling conference shall be for the Arbitration Panel to determine the entire schedule for the arbitration, including setting the hearing. All proceedings in connection with the arbitration, including all information exchanged, are to be maintained as confidential. Any protective order regarding the exchange of information during the arbitration will be discussed at the preliminary hearing conference and a joint protective order will be presented to the arbitration panel not more than fifteen (15) days after the preliminary hearing conference. If the Parties cannot jointly agree on a protective order, the Arbitration Panel shall impose one no more than thirty (30) days after the preliminary hearing conference.

(g)Not more than forty-five (45) days after the preliminary hearing conference, and without a request by either side, the Parties will [***] An initial production that complies with the terms of this subsection will be presumptively complete and sufficient. After this initial production, the Parties may, upon good cause shown, request the additional document discovery from the Arbitration Panel.

(h)[***]

(i)[***]

Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED
Redacted portions are indicated by [***]

(j)[***]

(k)Potential experts shall be disclosed within sixty (60) days of the preliminary hearing conference. Expert reports will be prepared pursuant to Federal Rule of Civil Procedure 26(a)(2)(B) and will be exchanged within ninety (90) days of the preliminary hearing. Federal Rules of Civil Procedure 26(b)(4)(B)-(C) shall apply. Any expert deposition will be limited to eight (8) hours.

(l) The arbitration proceeding shall be held in accordance with the [***] in effect on the date of the initial written application to the AAA that gave rise to the Dispute to be arbitrated (as such rules are modified by the terms of this Agreement, or may be further modified by mutual agreement of the Parties). [***] The decision shall be maintained as confidential and shall not be binding on any other dispute between the Parties.

(m)Notwithstanding the foregoing, if the Parties mutually agree to a deadline extension, then a deadline may be extended to provide additional time to resolve the Dispute, provided that such extension will be decided under the principle that disputes are to be resolved as expeditiously as possible. If either Party objects to a deadline extension, no such extension shall occur.

(n)The cost of such arbitration (excluding expenses of legal counsel and witness fees) shall be borne by the Parties equally, and each Party shall bear the expenses of its own legal counsel and witnesses. Each Party shall maintain the confidentiality of any such arbitration proceeding, except as may be reasonably necessary to enforce the awards or determinations of the Arbitration Panel, or as otherwise required by law or judicial or administrative order or decree; provided that, each Party shall take commercially reasonable efforts to secure the confidential treatment of any disclosure made pursuant to this subsection.

(o)[***]

8. Prior Agreements and Contracts Superseded. As of the Effective Date, this Agreement replaces and supersedes all other agreements and contracts entered into by the Parties prior to the date hereof with respect to the purchase and sale of chemical cellulose, including the Prior Agreement, and such other agreements and contracts shall continue in effect only with respect to chemical cellulose delivered to a common carrier prior to the Effective Date.

Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED
Redacted portions are indicated by [***]

9. Notice. All notices, claims, demands or other similar communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service, or by registered or certified mail (postage prepaid, return receipt requested) to the respective Parties at the following addresses (or at such other address for a party as shall be specified in a notice given by such party):

RAYONIER A.M. SALES AND TECHNOLOGY INC
4474 Savannah Highway
P.O. Box 1280
Jesup, Georgia 31545
Attention: Vice President, Sales and Marketing

With a copy to:

Rayonier Advanced Materials Inc.
1301 Riverplace Boulevard, Suite 2300
Jacksonville, Florida 32217
Attention: General Counsel

EASTMAN CHEMICAL COMPANY
200 S. Wilcox Drive
 Kingsport, TN, 37622
Attention: VP, Global Procurement

With a copy to:

Eastman Chemical Company
200 S. Wilcox Drive
Kingsport, TN 37662
Attention: Chief Legal Officer

10. Construction of Contract.

(a) This Agreement includes Addenda 1a, 1b, 2 and 2a and such Addenda are incorporated herein and made a part hereof. All sales of Products made pursuant to this Agreement are made subject to the General Terms of Sale set forth in the attached Addendum 3, which is also incorporated herein and made a part hereof. In the event of any inconsistency or conflict between any terms or conditions of this Agreement and the General Terms of Sale (Addendum 3), the terms and conditions of this Agreement shall govern. The Parties anticipate that either or both of EASTMAN and RAYONIER AM may employ, as an administrative matter, purchase orders, order confirmations, agreements of sales or other forms which incorporate other provisions which by their terms purport to apply to a sale hereunder. The Parties expressly stipulate that only this Agreement shall govern, and that no provisions in any such form other than terms which are consistent with this Agreement and which identify a specific shipment, shall apply to any sale pursuant hereto. This Agreement may be altered or added to only by express agreement in writing signed by both EASTMAN and RAYONIER AM, and no such agreement shall be implied by any act of shipment or acceptance of chemical cellulose.

Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED
Redacted portions are indicated by [***]
(b) Each Party acknowledges and agrees that (i) it has been given the opportunity independently to review and participate in the drafting of this Agreement, (ii) it is entering in this Agreement freely and voluntarily, with availability of, or upon, the advice of its own counsel, and that it understands the significance and consequences of this Agreement, (ii) this Agreement shall not be interpreted by rules of construction providing for interpretation against the drafter, but shall be construed as if all parties prepared it, and (iv) any rule of law or any legal decision that might require interpretation of any claimed ambiguities in this Agreement against the Party that drafted it, has no application, and is expressly waived.
11. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Party.

Executed in duplicate this 30th day of November, 2015.

EASTMAN CHEMICAL COMPANY By: /s/ Michael A. Berry_______________ Name: Michael A. Berry Title: Vice President, Global Procurement	RAYONIER A.M. SALES AND TECHNOLOGY INC By: /s/ Paul G. Boynton_______________ Name: Paul G. Boynton Title: President

Addendum 1a

CONFIDENTIAL TREATMENT REQUESTED
Redacted portions are indicated by [***]

CHEMICAL CELLULOSE PURCHASE AND SALE AGREEMENT

PRICE ADDENDUM

Prices

1. The prices in effect as of [***]for RAYONIER AM’s Products sold to and purchased by EASTMAN are as follows[***]

[***]
[***]    [***]
[***]         [***]    [***]
[***]            [***]    [***]
[***]            [***]    [***]
[***]            [***]    [***]
[***]            [***]    [***]
[***]            [***]    [***]

[***]

2. The prices in effect as of [***]for RAYONIER AM’s Products sold to and purchased by EASTMAN are as follows[***]:

[***]
[***]    [***]
[***]            [***]    [***]
[***]            [***]    [***]
[***]            [***]    [***]
[***]            [***]    [***]
[***]            [***]    [***]
[***]            [***]    [***]

[***]

3.    [***], the price for Products shall be calculated as follows [***]

(a)     [***]

Addendum 1a

(b)     [***]
(c)     [***]
(d)     [***]
(e)     [***]
(f)     [***]
(g)     [***]
(h)     [***]
(i)     [***]

Invoicing and Payment

4.    Payment for Products purchased under the Agreement shall be made by EASTMAN as follows:

(a)	[***]EASTMAN will pay this invoice within [***]of the date of invoice. [***]

(b)	Invoices for all Product purchased shall be paid by EASTMAN within [***] days of invoice.

Addendum 1b

CONFIDENTIAL TREATMENT REQUESTED
Redacted portions are indicated by [***]

CHEMICAL CELLULOSE PURCHASE AND SALE AGREEMENT

[***] ADDENDUM

[***] (as updated by the Parties) of this Agreement determined [***] as set forth below. [***] For accounting purposes [***], it is assumed [***] of the quantities of chemical cellulose required to be purchased under Article 1(a) by the end of the applicable calendar year. Notwithstanding the foregoing, if by the end of any calendar year [***]

[***]
The [***] shall be [***] per calendar year and [***] on all Products [***] (the [***]), payable as provided above.

[***]
In addition to the [***], a [***]of [***]on not more than [***] of Products per calendar year [***].

Addendum 2

CONFIDENTIAL TREATMENT REQUESTED
Redacted portions are indicated by [***]

CHEMICAL CELLULOSE PURCHASE AND SALE AGREEMENT

VOLUME FORECASTING AND REPORTING

The objective of these procedures is to ensure good communication between the Parties regarding EASTMAN’S requirements for shipments of Products and RAYONIER AM’S ability to produce the Products to meet the required shipment schedule. The result of the planning should be the development of good production and shipment schedules [***] ahead, the even flow of shipments over the course of the quarters and year, and even distribution of fiber esters pulp volume from RAYONIER AM’s Fernandina Beach, Florida, and Jesup, Georgia, plants. [***] of the Product volume purchased by EASTMAN under this Agreement in each calendar year shall [***], and [***] of the Product volume purchased by EASTMAN under this Agreement in each calendar year shall [***].

By January 31 of each calendar year commencing for the 2016 calendar year, EASTMAN will [***] (as defined in this Agreement) [***]. For the avoidance of doubt, the first such report shall be made by January 31, 2017 for calendar year 2016. For calendar years 2018 and 2019, EASTMAN will provide [***] October 31 of the prior calendar year, followed by reports by January 31 of 2019 and 2020 of the respective [***]. A corporate officer of EASTMAN shall provide written confirmation of the accuracy of each volume report. The volume reports shall be supported by written purchasing and inventory records that shall be retained by EASTMAN and subject to audit under Article 5 of this Agreement.

General Terms – Page 2

Addendum 2

CONFIDENTIAL TREATMENT REQUESTED
Redacted portions are indicated by [***]

RAYONIER AM – EASTMAN CHEMICAL

GENERAL TERMS OF SALE

(1)  TITLE: Title and risk of loss to chemical cellulose shall pass to EASTMAN when the relevant shipment is delivered to EASTMAN’s Kingsport, Tennessee facility.

(2) WEIGHT: In case of chemical cellulose "Ton" means "Metric Ton" 1,000 kgs. on an air dry basis (i.e., 90% bone-dry chemical cellulose by weight and 10% moisture) and usual packaging materials.

(3) SHIPPING COST AND TAXES: Unless the terms of sale specified in the Agreement are [***], and, unless the terms of sale specified in the Agreement are [***]. In the event [***] shall also pay any sales, use, excise or other tax, imposed or increased by Federal, State, Provincial or other taxing authority (except income, excess profits or social security taxes) resulting [***]. In the event [***] shall pay all present and future charges after arrival of any shipment at Port of Entry, including, but not limited to, all warehouse charges, import duties, consular fees and charges, tariff charges and taxes imposed by any taxing authority in the Port of Entry or country of destination.

(4) QUANTITY: A maximum margin of l0%, more or less, on the quantities shipped is to be allowed for convenience of arranging freighting.

(5) CLAIMS: In the event EASTMAN's location to which the chemical cellulose is being shipped is located in the United States of America or Canada, all claims except for claims of latent defect relating to any shipment must be made in writing within [***] after arrival of shipment at destination and in no event later than [***] after date of shipment from RAYONIER AM's plant. In the event EASTMAN's location to which the chemical cellulose is being shipped is located outside of the United States of America or Canada, all claims relating to any shipment must be made in writing within [***] after arrival of the shipment at Port of Entry. A reasonable quantity of such shipment shall be held intact by EASTMAN pending examination. No defect or nonconformity in any shipment or installment shall excuse EASTMAN from accepting and paying for any shipment or installment as to which no defect or nonconformity shall exist; but RAYONIER AM, at its option, may treat default in payment for any shipment or installment of conforming goods as a breach and pursue its rights as described and referred to in paragraph 10.

(6) TESTS: In the event of a dispute as to the moisture content of any chemical cellulose, a retest shall be made in accordance with the procedures for the [***] as set forth in [***] as revised and corrected in [***]. EASTMAN shall, however, pay the invoice for the

General Terms – Page 3

Addendum 2

CONFIDENTIAL TREATMENT REQUESTED
Redacted portions are indicated by [***]

chemical cellulose in full, when due, subject to the result of the retest. If the difference in moisture between that described herein or in the Agreement on the one hand and that determined by retesting on the other hand does not exceed l% moisture, the cost of retesting shall be borne by EASTMAN; otherwise, an appropriate adjustment shall be made to the invoice in accordance with the results of the retests and RAYONIER AM shall bear the cost of the retest.

(7) SELLER'S LIABILITY: RAYONIER AM warrants that the chemical cellulose shall comply with the [***], BUT MAKES NO OTHER WARRANTY, EXPRESS OR IMPLIED, INCLUDING MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. RAYONIER AM's liability with regard to RAYONIER AM’s sale of chemical cellulose to EASTMAN shall be limited to not exceed the purchase price of the particular delivery giving rise to a claim by EASTMAN. [***]

(8) CONTINGENCIES: In the event of any contingency preventing or substantially interfering with the production, shipment or delivery of the products deliverable hereunder, including but not limited to such contingencies as fire, accident, sabotage, use, act of war or the public enemy, uprising, riot, restraint by any government, regulation, rule or order (whether or not actually valid) of any governmental agency or authority, the fixing of price ceilings on any products deliverable hereunder by a governmental agency or authority below prices agreed to for such products by RAYONIER AM and EASTMAN, strike, sitdown, lockout, labor dispute, shortage of labor, fuel, power or raw materials, embargo, restriction or scarcity of transportation facilities, act of God or other cause beyond the control of either party, restrictions as to contracts, materials and shipping, and allocations or priorities, RAYONIER AM shall be under no obligation during such contingency to make shipments if the contingency shall be one immediately affecting RAYONIER AM and the shipments which otherwise would have been made during such period shall be canceled unless EASTMAN and RAYONIER AM otherwise mutually agree. If the contingency shall be one immediately affecting EASTMAN such that it is unable to purchase any acetate pulp from any supplier, including RAYONIER AM, EASTMAN shall immediately notify RAYONIER AM in writing and shall be under no obligation during the period thereof to accept shipments from RAYONIER AM except such as have been delivered to common carrier prior to the receipt by RAYONIER AM of notice from EASTMAN of such contingency. [***] Upon the termination of any such contingency, the obligation of the parties hereunder shall (except as herein otherwise provided) again become fully effective with respect to products, the date for shipment of which have not passed. [***]

[***] for purposes of determining whether EASTMAN has complied with the terms of this Agreement, [***]

(9) SOURCE OF SHIPMENT: [***]

General Terms – Page 4

Addendum 2

CONFIDENTIAL TREATMENT REQUESTED
Redacted portions are indicated by [***]

(10) DEFAULTS: If EASTMAN shall be in default for [***] in payment due, or, if either Party shall be in default in the performance of any other obligation, term or condition hereof, of the Agreement for a period of [***] after receipt of written notice from RAYONIER AM, or if EASTMAN or RAYONIER AM shall become insolvent, admit in writing its inability to pay its debts as they mature, file a petition in proceedings in bankruptcy or insolvency or for reorganization or liquidation or relief under any bankruptcy, insolvency or debtor laws, make an assignment for the benefit of creditors, consent to the appointment of a receiver of it or of any substantial part of its property, be adjudicated a bankrupt or insolvent on a petition filed against it in bankruptcy or under insolvency or debtor laws, or if an order shall be made by any court appointing a receiver of either EASTMAN or RAYONIER AM or of any substantial part of the property of either, or if any court shall assume custody or control of either EASTMAN or RAYONIER AM or of any substantial part of the property of either; then, and in any such event, the non-defaulting Party may, at its option, without further demand or further notice of any kind and without prejudice to any other remedies afforded it under the Uniform Commercial Code, under any other applicable law or otherwise, either suspend performance hereunder during the continuance of such event (in which event, if the non-defaulting party elects, the Agreement shall be deemed extended for a period of time equal to that during which performance has been suspended) or terminate the Agreement, any contract entered into pursuant thereto, and/or any other contracts with the defaulting Party without prejudice to any right of action for damages against the defaulting party.

(11) ASSIGNMENT: The Agreement shall bind the respective successors and assigns of the parties thereto, but none of either party’s rights or obligations thereunder may be assigned without the other party’s prior written consent, which consent shall not be unreasonably withheld. Any such assignment by one Party without the other Party’s written consent shall be void.

(12) SEVERABILITY: If any provision herein is or becomes invalid or illegal in whole or in part, such provision shall be deemed amended, as nearly as possible, to be consistent with the intent expressed herein, in the Agreement to which these General Terms of Sale are attached as an exhibit, and any contract entered into pursuant thereto, and if such is impossible, that provision shall fail by itself without invalidating any of the remaining provisions not otherwise invalid or illegal.

(13) NOTICE: Any notice shall be sufficiently given when duly delivered in accordance with Article 9 of the Agreement.

General Terms – Page 5

Addendum 2

CONFIDENTIAL TREATMENT REQUESTED
Redacted portions are indicated by [***]

(14) GOVERNING LAWS: These General Terms of Sale, the Agreement to which they are attached as an exhibit and each Chemical Cellulose Agreement entered into pursuant thereto shall be interpreted and construed in accordance with the laws of the [***]

(15) COMPLIANCE WITH FEDERAL LAW: When producing in the United States of America the products deliverable under the Agreement to which these General Terms of Sale are attached as an exhibit and any Chemical Cellulose Agreement entered into pursuant thereto, RAYONIER AM shall comply with the Fair Labor Standard Act of 1938, as amended, and Title VII of the Civil Rights Act of 1964, as amended.

(16) DELAY NO CAUSE FOR REFUSAL: Notwithstanding anything contained herein, in the event of a carrier or vessel being delayed in arriving at EASTMAN's location to which the chemical cellulose is being shipped or to any foreign Port of Entry, through no fault of RAYONIER AM, beyond the estimated time of arrival (ETA), such delay shall not by itself constitute a cause for refusal of the shipment by EASTMAN.

General Terms – Page 6